================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 2)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report - July 26, 2006

                          CODORUS VALLEY BANCORP, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

          Pennsylvania                    0-15536               23-2428543
        ----------------              ----------------         -------------
        (State or other               (Commission File         (IRS Employer
        jurisdiction of                    Number)                 Number)
         incorporation)

           105 Leader Heights Road
                P.O. Box 2887
             York, Pennsylvania                                17405-2887
             ------------------                                ----------
  (Address of principal executive offices)                     (Zip code)

                                  717-747-1519
                                  ------------
               (Registrant's telephone number including area code)

                                       N/A
                                       ---
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         Page 1 of 3 sequentially numbered pages in manually signed copy

================================================================================

                          CODORUS VALLEY BANCORP, INC.
                                   FORM 8-K/A
                                (Amendment No. 2)

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

            (d) On November 14, 2006, Codorus Valley Bancorp, Inc. appointed William H. Simpson to the Compensation Committee of the Board of Directors of the Corporation and the Corporate Governance and Nominating Committee of the Board of Directors of the Corporation. Mr. Simpson was appointed to the Board of Directors of Codorus Valley Bancorp, Inc. and PeoplesBank, A Codorus Valley Corporation on July 25, 2006 (incorporated by reference to Codorus Valley Bancorp, Inc.'s Current Report on Form 8-K, filed with the Commission on July 27, 2006) and to the Audit Committee of the Board of Directors of the Corporation on October 10, 2006 (incorporated by reference to Codorus Valley Bancorp, Inc.'s Current Report on Form 8-K/A filed with the Commission on October 13, 2006).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Codorus Valley Bancorp, Inc.
                                                      (Registrant)

Date:  November 16, 2006                       /s/ Larry J. Miller
                                               --------------------------------
                                               Larry J. Miller
                                               President and Chief
                                               Executive Officer
                                               (Principal Executive Officer)